                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC.  20549

                               -----------------

                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    April 1, 1996
                                                       --------------------

                     NORWOOD PROMOTIONAL PRODUCTS, INC.
- - --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


               STATE OF TEXAS            0-21800        74-2553074
        -----------------------------  -----------  --------------------
         (State or other jurisdiction  (Commission   (IRS. Employer
               of incorporation)         file no.)    identification no.


              70 N. E. LOOP 410 #295     SAN ANTONIO, TEXAS  78216
- - --------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code (210) 341-9440
                                                  ------------------

As reported in the Registrant's Current Report on Form 8-K dated April 15, 1995, the Registrant completed on April 1, 1995, its acquisition of the assets of Alpha Products Business. ("Seller"). The consideration paid for Seller's acquired assets was $6.7 million cash, which was drawn under the Company's existing debt facilities, plus the assumption of certain operating liabilities. As indicated in the previously filed Form 8-K, the audited financial statement and pro forma financial information requirements of Item 7 were to be filed by amendment. With this Amendment No. 1 on Form 8-K/A, Item 7 of the Registrant's Current Report on Form 8-K dated April 15, 1995 is hereby restated and amended to correctly state the information required under Items 7(a) and 7(b).

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired

         The Registrant's acquisition of the assets of Alpha Products Business included the following business units -

         1. Assets of Alpha Products Business

         (i) The following items are incorporated herein by reference as
             Exhibit 1 hereto:

             1. The audited financial statements as of March 31, 1996 and April 30, 1995 together with Report of Independent Public Accountants.

     (b) Pro Forma Financial Information                                    Page

             Set forth on the following pages are the Pro Forma
             Condensed Consolidated Statements of Income of the
             Registrant, required to be set forth in the Registrant's
             Current Report on Form 8-K dated April 15 1995, which
             Report describes the acquisition of Alpha Products, Inc.
             by the Registrant and is amended by this Form 8-K/A.
             The Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of September 2, 1995 presents the financial position of the registrant as if the registrant had
             acquired Alpha Products Business as of March 2, 1996.
             Such balance sheet combines, with appropriate
             adjustments, the Registrant's unaudited Condensed Balance
             Sheet as of September 2, 1995 and Alpha Product
             Business's Condensed Balance sheet as of March 31, 1996.
             The acquisition will be accounted for as a purchase and
             the results of operations of Alpha Products Business will
             be included in the Registrant's Consolidated Statement of
             Income beginning April 1, 1996.                                  5

             The Pro Forma Condensed Consolidated Statement of Income
             for the six month period ended March 2, 1996 presents the
             results of operations for that period as if the
             Registrant had acquired TEE-OFF Enterprises, Inc., Ocean
             Specialty Products, Inc. and Alpha Products Business as
             of September 3, 1995, the beginning of fiscal 1996. Such
             Pro Forma Condensed Consolidated Statement of Income
             combines, with appropriate adjustments, the Registrant's
             unaudited results of operations for the six month period
             ended March 2, 1996 with Alpha Products Business's
             unaudited results of operations for the six months ended
             February 29, 1995.                                               7

             The Pro Forma Consolidated Statement of Income for the
             fiscal year ended September 2, 1995 presents the results
             of operations of the Registrant for such year as if the
             Registrant had acquired The Bob Allen Companies, Inc.,
             Designer Plastics, Inc., BTS Group, Inc., Ocean Specialty Manufacturing Corporation, TEE-OFF Enterprises, Inc. and
             Alpha Products Business as of September 4, 1994, the
             beginning of fiscal 1995.   Such Pro Forma Condensed
             Consolidated Statement of Income combines, with
             appropriate adjustments, the Registrant's results of
             operations for its fiscal year ended September 2, 1995,
             and Alpha Products Business's unaudited results of
             operations for the twelve months ended August 31, 1995.          9

             The Pro Forma financial statements have been prepared on the basis of preliminary assumptions and estimates which are subject to change. The pro forma financial statements may not be indicative of the results that actually would have been achieved if the acquisition of Alpha Products Business had been effected on the dates indicated or which may be achieved in the future. The pro forma financial statements should be read in conjunction with the Consolidated Financial Statements of the Registrant, and the separate audited financial statements for Alpha Products Business.

     (c) Exhibits

             1. The audited financial statements as of March 31, 1996 and April 30, 1995 together with Report of Independent Auditors' Report.

                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                            AS OF SEPTEMBER 2, 1995
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                      PRO FORMA                           PRO FORMA
                                                 NORWOOD   OCEAN    ADJUSTMENTS      NORWOOD   TEE-OFF   ADJUSTMENTS
                                                   (A)      (B)     INC. (DECR).     PRO FORMA    (C)    INC. (DECR).
                                                 -------   ------   -----------      ---------  ------   -----------
ASSETS

Current Assets:
  Cash and cash equivalents                       $2,174     ($95)          $94 (j)     $2,173    $865         ($415)(j)
  Accounts receivable                             17,001    1,074          (143)(j)     17,932     567
  Other receivables                                  492        0                          492       0
  Inventories                                     23,913      733            79 (j)     24,725   1,125
  Prepaid expenses and other assets                1,916       73           (21)(j)      1,968      47
                                                 -------   ------   -----------      ---------  ------   -----------
     Total current assets                         45,496    1,785             9         47,290   2,604          (415)

Property, plant and equipment, net                12,090      942          (290)(e)     12,742     338           272 (e)
Deferred taxes                                       249      (39)           39 (j)        249       0             0
Goodwill                                          30,443        0         1,459 (f)     31,902       0         5,446 (f)
Other assets                                       6,581       99           909 (f)      7,589       0         1,000 (f)
                                                 -------   ------   -----------      ---------  ------   -----------
     Total assets                                $94,859   $2,787        $2,126        $99,772  $2,942        $6,303
                                                 =======   ======   ===========      =========  ======   ===========

LIABILITIES AND
     SHAREHOLDERS' EQUITY

Current liabilities
  Trade accounts payable                          $5,803   $1,131           $91 (g)     $7,025  $1,535           ($5)(g)
  Accrued liabilities                              4,246      147            49 (g)      4,442     628          (562)(g)
  Income taxes payable                               866      (58)           58 (k)        866       0
  Current maturities of long-term debt             3,232        0                        3,232       0
  Current portion of lease obligation                266        0                          266       0
                                                 -------   ------   -----------      ---------  ------   -----------
     Total current liabilities                    14,413    1,220           198         15,831   2,163          (567)
Long term debt                                    59,210    1,562         1,933 (h)     62,705       0         7,649 (h)
Capital lease obligation                             202        0                          202
Shareholders' equity:
  Common stock                                    19,617        2            (2)(i)     19,617       1            (1)(i)
  Additional paid-in-capital                         369        0                          369       5            (5)(i)
  Treasury stock                                      (8)       0                           (8)
  Retained Earnings                                1,310        3            (3)(i)      1,310     773          (773)(i)
                                                 -------   ------   -----------      ---------  ------   -----------
                                                  21,288        5            (5)        21,288     779          (779)
  Less receivables for prch. of common stock         254                                   254
                                                 -------   ------   -----------      ---------  ------   -----------
     Total shareholders' equity                   21,034        5            (5)        21,034     779          (779)
                                                 -------   ------   -----------      ---------  ------   -----------
     Total liabilities and shareholders' equity  $94,859   $2,787        $2,126        $99,772  $2,942        $6,303
                                                 =======   ======   ===========      =========  ======   ===========
                                                                        PRO FORMA
                                                  NORWOOD     ALPHA    ADJUSTMENTS       NORWOOD
                                                 PRO FORMA     (D)     INC. (DECR).     PRO FORMA
                                                 ---------   -------   ------------     ---------
ASSETS

Current Assets:
  Cash and cash equivalents                         $2,623        $0            $0         $2,623
  Accounts receivable                               18,499     2,017                       20,516
  Other receivables                                    492         0                          492
  Inventories                                       25,850     3,017                       28,867
  Prepaid expenses and other assets                  2,015       176                        2,191
                                                 ---------   -------   ------------     ---------
     Total current assets                           49,479     5,210             0         54,689

Property, plant and equipment, net                  13,352     5,734          (951)(e)     18,135
Deferred taxes                                         249         0             0            249
Goodwill                                            37,348         0             0         37,348
Other assets                                         8,589         0             0          8,589
                                                 ---------   -------   ------------     ---------
     Total assets                                 $109,017   $10,944         ($951)      $119,010
                                                 =========   =======   ===========      =========

LIABILITIES AND
     SHAREHOLDERS' EQUITY

Current liabilities
  Trade accounts payable                            $8,555    $1,435            $0         $9,990
  Accrued liabilities                                4,508       263           150 (g)      4,921
  Income taxes payable                                 866         0                          866
  Current maturities of long-term debt               3,232       349                        3,581
  Current portion of lease obligation                  266       264                          530
                                                 ---------   -------   ------------     ---------
     Total current liabilities                      17,427     2,311           150         19,888
Long term debt                                      70,354       356         6,675 (h)     77,385
Capital lease obligation                               202       501                          703
Shareholders' equity:
  Common stock                                      19,617     7,776        (7,776)(i)     19,617
  Additional paid-in-capital                           369         0                          369
  Treasury stock                                        (8)        0                           (8)
  Retained Earnings                                  1,310         0                        1,310
                                                 ---------   -------   ------------     ---------
                                                    21,288     7,776        (7,776)        21,288
  Less receivables for prch. of common stock           254                                    254
                                                 ---------   -------   ------------     ---------
     Total shareholders' equity                     21,034     7,776        (7,776)        21,034
                                                 ---------   -------   ------------     ---------
     Total liabilities and shareholders' equity   $109,017   $10,944         ($951)      $119,010
                                                 =========   =======   ===========      =========




                          See notes on following page

                            NORWOOD PROMOTIONAL PRODUCTS, INC.
                      NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  AS OF SEPTEMBER 2, 1995


(a) Represents the Registrant's consolidated financial position as reported in Form 10-K as of September 2, 1995
(b) Represents Ocean Manufacturing Corporation's balance sheet as of November 20, 1995.
(c) Represents TEE-OFF Enterprises Inc.'s balance sheet as of January 23, 1996.
(d) Represents Alpha Product's Business balance sheet as of March 31, 1996.
(e) To adjust fixed assets to their estimated fair value or decrease for negative goodwill.
(f) To record non-compete and excess of purchase price paid over estimated fair value of assets acquired.
(g) To record accrual of acquisition related costs offset by liabilities retained by seller.
(h) Funds used to acquire Ocean Specialty Manufacturing Corporation, TEE-OFF Enterprises, Inc. and Alpha Products Business and to pay certain acquisition related costs assumed to have been provided from borrowings under the Registrant's credit facilities or through issuance of promissory notes to former shareholders'.
(i) Represents the elimination of Ocean Specialty Manufacturing Corporation, TEE-OFF Enterprises Inc.'s and Alpha Products Business's stockholders' equity.
(j) Represents assets retained by selling shareholders'.
(k) Represents retained tax liabilities or retained payables of selling shareholders'.

                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                YEAR TO DATE SECOND QUARTER ENDED MARCH 2, 1996
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                                            PRO FORMA
                                                                    TEE-                   ACQUISITION       FOR THE
                                           NORWOOD     OCEAN(A)    OFF(B)      ALPHA (C)   ADJUSTMENTS     ACQUISITIONS
                                          ---------   ----------  ---------   ----------   -----------    -------------

Sales                                      $63,454       $1,836     $2,573       $9,373                         $77,236
Cost of sales                               44,369        1,437      2,076        8,455          (571)(d)        55,766
                                          --------    ---------   --------    ---------     ---------        ----------
     Gross profit                           19,085          399        497          918           571            21,470
Operating expenses:
     Selling                                 4,890           65         61          832          (124)(d)         5,724
     Sales administration                    2,689           38         30          429                           3,186
     General and administrative              5,600          291        228          494          (224)(d)         6,389
     Amortization                            1,562            0                                   212 (e)         1,774
                                          --------    ---------   --------    ---------     ---------        ----------
          Total operating expenses          14,741          394        319        1,755          (136)           17,073

Income from operations                       4,344            5        178         (837)          707             4,397

Interest expense                             1,869           53          0           68           442 (f)         2,432
                                          --------    ---------   --------    ---------     ---------        ----------

Income before income taxes                   2,475          (48)       178         (905)          265             1,965

Provision for income taxes                   1,030          (20)         0            0          (211)(g)           799
                                          --------    ---------   --------    ---------     ---------        ----------

Net Income                                  $1,445         ($28)      $178        ($905)         $476             1,166
                                          ========    =========   ========    =========     =========        ==========

Net income per common share:
          Primary shares                     $0.33                                                                $0.27
                                          ========                                                            =========
          Fully diluted shares               $0.33                                                                $0.27
                                          ========                                                            =========

Weighted average common
  shares and equivalents:
          Primary shares                     4,383                                                                4,383
                                          ========                                                            =========
          Fully diluted shares               4,383                                                                4,383
                                          ========                                                            =========


                          See notes on following page

                       NORWOOD PROMOTIONAL PRODUCTS, INC.
                NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT
                   FOR THE SECOND QUARTER ENDED MARCH 2, 1996


(a) Key acquired the assets of Ocean Specialty Manufacturing Corporation on November 20, 1995.
(b) ArtMold acquired the assets of TEE-OFF Enterprises, Inc. on January 23,
    1996.
(c) Radio Cap Company, Inc. acquired the assets of Alpha Products, Inc. on April 1, 1996.
(d) Reflects estimated cost savings in salaries and wages and a bonus, all of which were directly attributable to the Ocean and TEE-OFF Acquisitions, depreciation expense savings due to the establishment of fair values of net fixed assets below historical costs, rent reductions and reduction of corporate allocations from the former parent to Alpha Products, Inc., as follows:



                  Cost of sales:
                        Depreciation               $327
                        Rent reduction              115
                        Corporate allocation        129
                                                  -----
                                                   $571
                                                  =====
                  Selling expenses:
                        Corporate allocation       $105
                        Salaries wages and other     19
                                                  -----
                                                   $124
                                                  =====

                  General and administrative:
                        Salaries and wages         $ 96
                        Depreciation                 66
                        Corporate allocation         32
                        Other                        30
                                                  -----
                                                   $224
                                                  =====


(e) Reflects the amortization of the excess of purchase price paid over estimated fair value of assets acquired and the amortization of various non-compete agreements entered into in connection with the acquisitions. The excess of purchase price paid over estimated fair value of assets acquired is amortized over 15 years, the non-compete agreements in connection with the Ocean and TEE-OFF acquisitions are amortized over the ten year term of the respective agreements.

(f) Adjusts interest expense for the financing of the acquisition of Ocean, TEE-OFF and Alpha at the Company's effective borrowing rate of 7.5% per annum.

(g) Reflects income tax effect for the pro forma adjustments.

                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 2, 1995
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                                                                          PRO FORMA
                                                BOB      DESIGNER                         TEE-              ACQUISITION    FOR THE
                                      NORWOOD  ALLEN(A)   LINE(B)  OCEAN(C)   BTS(D)    OFF (E)   ALPHA(F)  ADJUSTMENTS ACQUISITIONS
                                     --------  -------  ---------  --------- --------  ---------- --------- ----------- ------------
Sales                                $103,860  $7,949     $5,379     $7,327   $7,346      $9,079   $19,610                $160,550
Cost of sales                          70,963   4,875      3,481      5,737    4,796       7,174    17,106    (2,049)(g)   112,083
                                     --------  ------   --------   --------  -------   ---------  --------  --------      --------
     Gross profit                      32,897   3,074      1,898      1,590    2,550       1,905     2,504     2,049        48,467
Operating expenses:
     Selling                            7,459     918        377        272      863         151     2,560      (146)(g)    12,454
     Sales administration               3,831     473        296        139      253          78     1,318                   6,388
     General and administrative         9,037   1,498      1,140      1,334    1,151         477     2,418    (2,583)(g)    14,472
     Amortization                       2,119       0          0          0        0                           1,690 (h)     3,809
                                     --------  ------   --------   --------  -------   ---------  --------  --------      --------
          Total operating expenses     22,446   2,889      1,813      1,745    2,267         706     6,296    (1,039)       37,123

Income from operations                 10,451     185         85       (155)     283       1,199    (3,792)    3,088        11,344

Interest expense                        3,619     132         85        194      211           6       729     1,612 (i)     6,588
                                     --------  ------   --------   --------  -------   ---------  --------  --------      --------

Income before income taxes              6,832      53          0       (349)      72       1,193    (4,521)    1,476         4,756

Provision for income taxes              2,800       0          3         16       24           0         0      (890)(j)     1,953
                                     --------  ------   --------   --------  -------   ---------  --------  --------      --------

Net Income                             $4,032     $53        ($3)     ($365)     $48      $1,193   ($4,521)   $2,366        $2,803
                                     ========  ======   ========   ========  =======   =========  ========  ========      ========

Net income per common share:
          Primary shares                $1.11                                                                                $0.77
                                     ========                                                                             ========
          Fully diluted shares          $1.10                                                                                $0.76
                                     ========                                                                             ========
Weighted average common
  shares and equivalents:
          Primary shares                3,636                                                                                3,636
                                     ========                                                                             ========
          Fully diluted shares          3,668                                                                                3,668
                                     ========                                                                             ========


                          See notes on following page

                       NORWOOD PROMOTIONAL PRODUCTS, INC.
                NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED SEPTEMBER 2, 1995


(a) Air-Tex acquired the assets of The Bob Allen Companies, Inc. on March 1,
    1995.
(b) Air-Tex acquired the assets of Designer Plastics, Inc. on June 9, 1995.
(c) Key acquired the assets of Ocean Specialty Manufacturing Corporation on November 20, 1995.
(d) Barlow acquired the assets of BTS Group on July 28, 1995.
(e) ArtMold acquired the assets of TEE-OFF Enterprises, Inc. on January 23,
    1996.
(f) Radio Cap Company, Inc. acquired the assets of Alpha Products, Inc. on
    April 1, 1996.
(g) Reflects estimated cost savings in salaries and wages and a bonus, all of which were directly attributable to the Bob Allen, Designer Line, BTS, Ocean and TEE-OFF acquisitions, depreciation expense savings due to the establishment of fair values of net fixed assets below historical costs, cost savings from expenses directly related to a certain joint venture, (which was not included in the BTS acquisition), rent reductions, closing costs related to the purchase of Alpha Products by the former owner and reduction of corporate allocations from the former parent to Alpha Products, Inc., as follows:



                    Cost of sales:
                          Depreciation              $ 1,495
                          Rent reduction                278
                          Corporate allocation          276
                                                    -------
                                                    $ 2,049
                                                    =======
                    Selling expenses:
                          Corporate allocation      $   129
                          Salaries wages and other       17
                                                    -------
                                                    $   146
                                                    =======

                    General and administrative:
                          Salaries and wages        $ 1,028
                          Bonus                       1,014
                          Depreciation                  183
                          Corporate allocation         (380)
                          Closing costs                 523
                          Other                         215
                                                    -------
                                                    $ 2,583
                                                    =======


(h) Reflects the amortization of the excess of purchase price paid over estimated fair value of assets acquired and the amortization of various non-compete agreements entered into in connection with the acquisitions. The excess of purchase price paid over estimated fair value of assets acquired is amortized over 15 years, the non-compete agreements in connection with the Ocean and TEE-OFF acquisitions are amortized over the ten year term of the respective agreements.

(i) Adjusts interest expense for the financing of the acquisition of Ocean, TEE-OFF and Alpha at the Company's effective borrowing rate of 7.5% per annum.

(j) Reflects income tax effect for the pro forma adjustments.

                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 14, 1996                         By: /s/ J. Max Waits
                                                -----------------
                                                 J. Max Waits
                                                 Secretary

                       Norwood Promotional Products, Inc.

                                    Form 8-K


                                 EXHIBIT INDEX


                                                                    Sequentially
                                                                      Numbered
Exhibit No.     Description of Exhibit                                  Page
- - -----------     ----------------------                              ------------

  99.1          The audited financial statements as of March 31,
                1996 and April 30, 1995 together with Report of
                Independent Auditors' Report.                            15